SCHEDULE OF PLAN DEFINED BENEFIT OBLIGATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Severance Payment Net
Present value of defined benefit obligation	$ 458	$ 394
Fair value of plan assets	(337)	(361)	$ (374)
Total	121	33
Balance at beginning of year	361	541
Interest cost	10	9
Current service cost	32	30
Currency translation	(10)	(111)
Recognized in other comprehensive gain :	(1)	(10)
Net actuarial gain	(55)	(98)
Balance at end of year	$ 337	$ 361